EXHIBIT 10.3

Lac Barou Property

NOTICE OF MAP DESIGNATION

A confirmation code is assigned to every Notice of Map Designation received by GESTIM.  This code allows a user, with the help of a registrar, to cancel an application that has been sent but not paid for.  To cancel an application, you must provide specific details that can be found on this page.

Application No.

:

10088 (Awaiting Payment)

Creation Date

:

2003/07/17  11:29:45

Confirmation Code

:

325094122

User

:

Ministere Des Ressources Naturelles

Applicant(s) / Titleholder(s)

Representative Registration No.

Name

Category Ownership %

X

Otish Resources Ltd.

Company

100%

Designated Parcels of Land

NTS Sheet:  33A01

Cellule (rangee)	Colonne	Area (ha)	Registration Fees ($CAN)

0004	0047	53,04	105,00
0004	0048	53,04	105,00
0004	0049	53,04	105,00
0004	0050	53,04	105,00
0005	0047	53,03	105,00
0005	0048	53,03	105,00
0005	0049	53,03	105,00
0005	0050	53,03	105,00
0005	0051	53,03	105,00
0006	0049	53,02	105,00
0006	0050	53,02	105,00
0006	0051	53,02	105,00
0007	0049	53,01	105,00
0007	0050	53,01	105,00
0007	0051	53,01	105,00

Number of polygons:

15

Total:

1 575,00